                                     AMENDMENT TO
                        AMENDED AND RESTATED VOTING AGREEMENT


     THIS AMENDMENT (this "Amendment") TO THE AMENDED AND RESTATED VOTING AGREEMENT dated as of the 12th day of March, 1998 (the "Agreement") is made as of the 5th day of May, 1998, by and among Rhythms NetConnections Inc., a Delaware corporation (the "Company") and the parties listed on the Schedule of Investors attached thereto as SCHEDULE A.

     1. VOTING TRUST. The Agreement is hereby amended to add a new section 16 to read as follows:

          "16. VOTING TRUST. Notwithstanding anything to the contrary herein, Sprout Capital VII, L.P. ("Sprout VII") may transfer its Series A Shares and Series B Shares to First UnionTrust Company, National Association, as Trustee (the "Trustee") pursuant to the Voting Trust Agreement dated as of May 5, 1998 by and among Sprout VII, Donaldson Lufkin & Jenrette, Inc. and the Trustee (the "Voting Trust Agreement") and all of the Series A Shares and Series B Shares held by the Trustee pursuant to the Voting Trust Agreement shall be considered to be held by Sprout for purposes of determining the number of Preferred Shares held by Sprout within the meaning of Section l.a of the Agreement."

     2. TRUSTEE. The Trustee hereby becomes a party to the Agreement, as amended hereby, and agrees to be bound by all the provisions of the Agreement (as amended from time to time) as if the Trustee was a party to the Agreement.

     3. SCHEDULE OF PREFERRED INVESTORS. Schedule A, to the Agreement, the Schedule of Preferred Investors, is hereby amended to add the name and address of the Trustee as set forth below under the captions "NAME AND ADDRESS OF SERIES A INVESTORS" and "NAME AND ADDRESS OF SERIES B INVESTORS":

     First UnionTrust Company National Association, as Trustee
     One Rodney Square
     First Floor
     920 King Street
     Wilmington, DE 19801

     4. GOVERNING LAW. This Amendment shall be governed by and construed under the laws of the State of Delaware.

     5. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year hereinabove written.

                                   THE COMPANY:

                                   RHYTHMS NETCONNECTIONS INC.


                                   By: /s/ Catherine M. Hapka
                                       -----------------------------------------
                                      Catherine M. Hapka,
                                      President and Chief Executive Officer


                                   THE PREFERRED INVESTORS:

                                   SPROUT CAPITAL VII, L.P.

                                   By:  DLJ Capital Corporation
                                        Managing General Partner


                                   By: /s/ Keith B. Geeslin
                                       -----------------------------------------



                                   THE SPROUT CEO FUND, L.P.

                                   By:  DLJ Capital Corporation
                                        Its General Partner


                                   By: /s/ Keith B. Geeslin
                                       -----------------------------------------
                                         Keith B. Geeslin
                                         Attorney-In-Fact


                                   DLJ CAPITAL CORPORATION


                                   By: /s/ Keith B. Geeslin
                                       -----------------------------------------
                                         Keith B. Geeslin
                                         Attorney-In-Fact

            [COUNTERPART SIGNATURE PAGE TO AMENDMENT TO VOTING AGREEMENT]

                                   DLJ FIRST ESC L.L.C.

                                   By:  DLJ LBO Plans Management Corporation
                                   Its: Manager


                                        By: /s/ Keith B. Geeslin
                                            ----------------------------------
                                             Keith B. Geeslin
                                             Attorney-In-Fact


                                   ENTERPRISE PARTNERS III, L.P.


                                   By: /s/ W. R. Stensrud
                                       -----------------------------------------
                                   Its: General Partner
                                       -----------------------------------------


                                   ENTERPRISE PARTNERS III ASSOCIATES, L.P.


                                   By: /s/ W. R. Stensrud
                                       -----------------------------------------
                                   Its: General Partner
                                       -----------------------------------------


                                   KLEINER PERKINS CAUFIELD & BYERS VIII


                                   By: /s/ Kevin R. Compton
                                       -----------------------------------------
                                   Its: General Partner
                                       -----------------------------------------


                                   KPCB VIII FOUNDERS FUND


                                   By: /s/ Kevin R. Compton
                                       -----------------------------------------
                                   Its: General Partner
                                       -----------------------------------------

            [COUNTERPART SIGNATURE PAGE TO AMENDMENT TO VOTING AGREEMENT]

                                   KPCB VIII INFORMATION SCIENCES
                                   ZAIBATSU FUND II


                                   By: /s/ Kevin R. Compton
                                       -----------------------------------------
                                   Its: General Partner
                                       -----------------------------------------


                                   BRENTWOOD ASSOCIATES VII, L.P.
                                        By:  Brentwood VII Ventures, L.P.
                                        its General Partner

                                   By: /s/ John Walecka
                                       -----------------------------------------
                                   Its: General Partner
                                       -----------------------------------------


                                   BRENTWOOD AFFILIATE FUND, L.P.
                                        By:  Brentwood VII Ventures, L.P.
                                        its General Partner

                                   By: /s/ John Walecka
                                       -----------------------------------------
                                   Its: General Partner
                                       -----------------------------------------


                                   ENRON COMMUNICATIONS GROUP, INC.


                                   By: /s/ Ken L. Harrison
                                       -----------------------------------------
                                   Its:
                                       -----------------------------------------


                                   FIRST UNION TRUST COMPANY, NATIONAL
                                   ASSOCIATION,
                                   not in its individual capacity but solely as voting trustee


                                   By: /s/ (illegible)
                                       -----------------------------------------
                                   Its: Assistant Vice President
                                       -----------------------------------------

            [COUNTERPART SIGNATURE PAGE TO AMENDMENT TO VOTING AGREEMENT]

                                      SCHEDULE A

                           SCHEDULE OF PREFERRED INVESTORS


                                          Name and Address of Series B
Name and Address of Series A Investors    Investors
--------------------------------------    ---------------------------------
 The Sprout Group                         The Sprout Group
 3000 Sand Hill Road                      3000 Sand Hill Road
 Building 4, Suite 270                    Building 4, Suite 270
 Menlo Park, CA 94025                     Menlo Park, CA 94025
 Attn: Keith Geeslin                      Attn: Keith Geeslin
 Fax: (415) 854-8779                      Fax: (415) 854-8779

 Enterprise Partners                      Enterprise Partners
 7979 Ivanhoe Avenue, Suite 550           7979 Ivanhoe Avenue, Suite 550
 La Jolla, CA 92037                       LaJolla, CA 92037
 Attn: William Stensrud                   Attn: William Stensrud
 Fax: (619) 454-2489                      Fax: (619) 454-2489

 Kleiner Perkins Caufield & Byers         Kleiner Perkins Caufield & Byers
 2750 Sand Hill Road                      2750 Sand Hill Road
 Menlo Park, CA 94025                     Menlo Park, CA 94025
 Attn: Kevin Compton                      Attn: Kevin Compton
 Fax: (415) 233-0300                      Fax: (415) 233-0300

 Brentwood Associates                     Brentwood Associates
 3000 Sand Hill Road                      3000 Sand Hill Road
 Building 4, Suite 270                    Building 4, Suite 270
 Menlo Park, CA 94025                     Menlo Park, CA 94025
 Attn: John Walecka                       Attn: John Walecka
 Fax: (415) 854-9513                      Fax: (415) 854-9513

                                          Enron Communications Group, Inc.
                                          210 Southwest Morrison Street,
                                          Suite 400
                                          Portland, OR 97204
